                                                                                                                                                                                       100 Federal Street
       Boston, Massachusetts 02110

www.franklintempleton.com
       1-800-225-1581

FOR IMMEDIATE RELEASE

FRANKLIN TEMPLETON
ANNOUNCES 19(a) NOTICES FOR
 CLOSED-END MUNICIPAL FUNDS

BOSTON, Massachusetts (December 9, 2024
) - The 19(a) monthly distribution notices for
Putnam Managed Municipal Income Trust (NYSE: PMM) and Putnam Municipal Opportunities Trust (NYSE: PMO) are now available. These informational notices provide further details on the sources of the funds’ monthly distributions and follow the most recent distribution announcement.

The table below provides an estimate of the sources of the Fund’s current distribution and its cumulative distributions paid this fiscal year-to-date.  Amounts are expressed on a per share of common stock basis, and as a percentage of the distribution amount.

The table below provides information regarding distributions and total return performance for various periods.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Distribution Policy.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital.  A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you.  A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.  The Fund will send you a Form 1099-Div for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The funds periodically provide fund-related information on their websites.  The following information will be available for each fund at www.franklintempleton.com at the frequencies indicated: (1) Full holdings will be available monthly beginning on the 8th business day after the end of each month; (2) Top 10 holdings and additional portfolio statistics will be available monthly, approximately 15 days after month-end.

                        PUTNAM SHAREHOLDERS CONTACT
:  1-800-225-1581

###

FOR IMMEDIATE RELEASE

FRANKLIN TEMPLETON
ANNOUNCES 19(a) NOTICES FOR
 CLOSED-END MUNICIPAL FUNDS

BOSTON, Massachusetts (January 8, 2025
) - The 19(a) monthly distribution notices for
Putnam Managed Municipal Income Trust (NYSE: PMM) and Putnam Municipal Opportunities Trust (NYSE: PMO) are now available. These informational notices provide further details on the sources of the funds’ monthly distributions and follow the most recent distribution announcement.

The table below provides an estimate of the sources of the Fund’s current distribution and its cumulative distributions paid this fiscal year-to-date.  Amounts are expressed on a per share of common stock basis, and as a percentage of the distribution amount.

The table below provides information regarding distributions and total return performance for various periods.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Distribution Policy.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital.  A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you.  A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.  The Fund will send you a Form 1099-Div for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The funds periodically provide fund-related information on their websites.  The following information will be available for each fund at www.franklintempleton.com at the frequencies indicated: (1) Full holdings will be available monthly beginning on the 8th business day after the end of each month; (2) Top 10 holdings and additional portfolio statistics will be available monthly, approximately 15 days after month-end.

                        PUTNAM SHAREHOLDERS CONTACT
:  1-800-225-1581

###

FOR IMMEDIATE RELEASE

FRANKLIN TEMPLETON
ANNOUNCES 19(a) NOTICES FOR
 CLOSED-END MUNICIPAL FUNDS

BOSTON, Massachusetts (February 10, 2025
) - The 19(a) monthly distribution notices for
Putnam Managed Municipal Income Trust (NYSE: PMM) and Putnam Municipal Opportunities Trust (NYSE: PMO) are now available. These informational notices provide further details on the sources of the funds’ monthly distributions and follow the most recent distribution announcement.

The table below provides an estimate of the sources of the Fund’s current distribution and its cumulative distributions paid this fiscal year-to-date.  Amounts are expressed on a per share of common stock basis, and as a percentage of the distribution amount.

The table below provides information regarding distributions and total return performance for various periods.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Distribution Policy.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital.  A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you.  A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.  The Fund will send you a Form 1099-Div for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The funds periodically provide fund-related information on their websites.  The following information will be available for each fund at www.franklintempleton.com at the frequencies indicated: (1) Full holdings will be available monthly beginning on the 8th business day after the end of each month; (2) Top 10 holdings and additional portfolio statistics will be available monthly, approximately 15 days after month-end.

                        PUTNAM SHAREHOLDERS CONTACT
:  1-800-225-1581

###

FOR IMMEDIATE RELEASE

FRANKLIN TEMPLETON
ANNOUNCES 19(a) NOTICES FOR
 CLOSED-END MUNICIPAL FUNDS

BOSTON, Massachusetts (March 7, 2025
) - The 19(a) monthly distribution notices for
Putnam Managed Municipal Income Trust (NYSE: PMM) and Putnam Municipal Opportunities Trust (NYSE: PMO) are now available. These informational notices provide further details on the sources of the funds’ monthly distributions and follow the most recent distribution announcement.

The table below provides an estimate of the sources of the Fund’s current distribution and its cumulative distributions paid this fiscal year-to-date.  Amounts are expressed on a per share of common stock basis, and as a percentage of the distribution amount.

The table below provides information regarding distributions and total return performance for various periods.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Distribution Policy.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital.  A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you.  A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.  The Fund will send you a Form 1099-Div for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The funds periodically provide fund-related information on their websites.  The following information will be available for each fund at www.franklintempleton.com at the frequencies indicated: (1) Full holdings will be available monthly beginning on the 8th business day after the end of each month; (2) Top 10 holdings and additional portfolio statistics will be available monthly, approximately 15 days after month-end.

                        PUTNAM SHAREHOLDERS CONTACT
:  1-800-225-1581

###

FOR IMMEDIATE RELEASE

FRANKLIN TEMPLETON
ANNOUNCES 19(a) NOTICES FOR
 CLOSED-END MUNICIPAL FUNDS

BOSTON, Massachusetts (April 7, 2025
) - The 19(a) monthly distribution notices for
Putnam Managed Municipal Income Trust (NYSE: PMM) and Putnam Municipal Opportunities Trust (NYSE: PMO) are now available. These informational notices provide further details on the sources of the funds’ monthly distributions and follow the most recent distribution announcement.

The table below provides an estimate of the sources of the Fund’s current distribution and its cumulative distributions paid this fiscal year-to-date.  Amounts are expressed on a per share of common stock basis, and as a percentage of the distribution amount.

The table below provides information regarding distributions and total return performance for various periods.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Distribution Policy.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital.  A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you.  A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.  The Fund will send you a Form 1099-Div for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The funds periodically provide fund-related information on their websites.  The following information will be available for each fund at www.franklintempleton.com at the frequencies indicated: (1) Full holdings will be available monthly beginning on the 8th business day after the end of each month; (2) Top 10 holdings and additional portfolio statistics will be available monthly, approximately 15 days after month-end.

                        PUTNAM SHAREHOLDERS CONTACT
:  1-800-225-1581

###

FOR IMMEDIATE RELEASE

FRANKLIN TEMPLETON
ANNOUNCES 19(a) NOTICES FOR
 CLOSED-END MUNICIPAL FUNDS

BOSTON, Massachusetts (May 7, 2025) - The 19(a) monthly distribution notices for Putnam Managed Municipal Income Trust (NYSE: PMM) and Putnam Municipal Opportunities Trust (NYSE: PMO) are now available. These informational notices provide further details on the sources of the funds’ monthly distributions and follow the most recent distribution announcement.

The table below provides an estimate of the sources of the Fund’s current distribution and its cumulative distributions paid this fiscal year-to-date.  Amounts are expressed on a per share of common stock basis, and as a percentage of the distribution amount.

The table below provides information regarding distributions and total return performance for various periods.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Distribution Policy.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital.  A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you.  A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.  The Fund will send you a Form 1099-Div for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The funds periodically provide fund-related information on their websites.  The following information will be available for each fund at www.franklintempleton.com at the frequencies indicated: (1) Full holdings will be available monthly beginning on the 8th business day after the end of each month; (2) Top 10 holdings and additional portfolio statistics will be available monthly, approximately 15 days after month-end.

                        PUTNAM SHAREHOLDERS CONTACT
:  1-800-225-1581

###